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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-39845) of Planet Polymer Technologies, Inc. of our report dated March 2, 1999 appearing on page F-2 of the Appendix to this Form 10-KSB. We also consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-1042) of Planet Polymer Technologies, Inc. of such report.


PricewaterhouseCoopers LLP

San Diego, California
March 5, 1999